UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K/A
_____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: December 18, 2019
______________________
RealPage, Inc.
(Exact name of registrant as specified in its charter)
____________________________

Delaware	001-34846	75-2788861
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2201 Lakeside Boulevard			75082-4305
Richardson	,	Texas
(Address of principal executive offices)			(Zip Code)
(972) 820-3000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Explanatory Note
RealPage, Inc. (the “Company” or “we” or “us”) filed a Form 8-K with the Securities and Exchange Commission on December 18, 2019 (the “Original Filing”) to report the completion on such date of its previously announced acquisition of Buildium, LLC, a Delaware limited liability company ("Buildium"), pursuant to that certain Agreement and Plan of Merger and Stock Purchase Agreement dated November 6, 2019, by and among the Company, Buildium, RP Newco XXIX LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company, Sumeru Equity Partners Fund L.P., a Delaware limited partnership ("SEP"), K1 Private Investors, L.P., a Delaware limited partnership, K1 Private Investors (A), L.P., a Delaware limited partnership, and SEP, solely in its capacity as the Security holders' Agent. In the Original Filing, we stated that the required financial statements and pro forma financial information would be filed by amendment within seventy-one (71) calendar days from the date that the Original Filing was required to be filed. This Form 8-K/A is being filed to amend the Original Filing to provide the required financial statements and pro forma financial information described under Item 9.01 below.

Item 9.01	Financial Statements and Exhibits
(a) Financial Statements of Businesses Acquired
The audited consolidated financial statements of Buildium as of and for the year ended December 31, 2018 are filed as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference.
The unaudited condensed consolidated financial statements of Buildium as of and for the nine months ended September 30, 2019 and 2018 are filed as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference.
(b) Pro Forma Financial Information
The unaudited combined condensed pro forma financial information with respect to the Company’s acquisition of Buildium is filed as Exhibit 99.3 to this Form 8-K/A and incorporated herein by reference.
(d) Exhibits

Exhibit No.	Description
23.1	Consent of RSM US LLP

99.1	Buildium audited consolidated financial statements as of and for the year ended December 31, 2018.

99.2	Buildium unaudited condensed consolidated financial statements as of and for the nine months ended September 30, 2019 and 2018.

99.3
Unaudited combined condensed pro forma balance sheet at September 30, 2019; unaudited combined condensed pro forma statement of operations for the year ended December 31, 2018; and unaudited combined condensed pro forma statement of operations for the nine months ended September 30, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K/A contains or incorporates by reference “forward-looking” statements relating to the cost savings, synergies and estimates related to the Buildium acquisition.  These forward-looking statements are based on management's beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “expects,” “believes,” “estimates,” “plans,” or similar expressions and the negatives of those terms. Those forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the risks and uncertainties described more fully in documents filed with or furnished to the Securities and Exchange Commission by RealPage, Inc. All information provided in this report is as of the date hereof and RealPage, Inc. undertakes no duty to update this information except as required by law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALPAGE, INC.
By:	/s/ Thomas C. Ernst, Jr.
Thomas C. Ernst, Jr.
Executive Vice President, Chief Financial Officer and Treasurer
Date: February 27, 2020